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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------

Date of Report (Date of earliest event reported): July 11, 2001

                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as Specified in Charter)

           GEORGIA                    001-13183                     56-2122873
----------------------------  ------------------------         ---------------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                 Identification Number)

       8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA       30350
       ----------------------------------------------     ---------
            (Address of Principal Executive Offices)      (Zip Code)

                                 (770) 394-6000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On July 11, 2001, Roberts Realty Investors, Inc. completed the sale of its Crestmark community to SMF Crestmark, LLC, PS Carlisle, LLC and NESG Exchange XXIV, LLC for $25,000,000 or $74,850 per unit. Crestmark is 334-unit apartment community located in Douglasville, Georgia. Net cash proceeds were approximately $7.9 million after deducting:

         - $15,485,000 for the mortgage note payable, which was assumed by the buyer;

         - $666,000 for closing costs and prorations; and

         - $928,000 for a partnership profits interest to Roberts Properties, Inc., a non-owned affiliate, under the terms of the agreement of limited partnership of Roberts Properties Residential, L.P., through which Roberts Realty conducts its business.

The purchasers are unaffiliated with Roberts Realty, and the transaction was negotiated at arm's-length. In negotiating the sales price, Roberts Realty considered, among other factors:

         - the Crestmark community's historical and anticipated cash flows;

         - the condition and location of the community; and

         - current market conditions.

ITEM 5. OTHER EVENTS.

The registrant is also filing this Current Report on Form 8-K so as to file with the SEC a letter to shareholders and the accompanying June 30, 2001 Net Asset Value report, with assumptions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro Forma Financial Information. It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(c) Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1              Press release regarding the sale of Crestmark

         99.2              Letter to shareholders and the accompanying June
                           30, 2001 Net Asset Value report, with assumptions


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                             ROBERTS REALTY INVESTORS, INC.


Dated:   July 16, 2001                       By: /s/ Charles R. Elliott
                                                 -------------------------------
                                                     Charles R. Elliott
                                                     Chief Financial Officer


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                                  Exhibit Index

Exhibit No.       Description

99.1              Press Release regarding the Sale of Crestmark

99.2              Letter to shareholders and the accompanying June 30, 2001
                  Net Asset Value report, with assumptions